UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 25, 2007

                                    CDI Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

         1-5519                                          23-2394430
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(Commission File Number)                       (IRS Employer Identification No.)


1717 Arch Street, 35th Floor, Philadelphia, PA           19103-2768
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   (Address of Principal Executive Offices)              (Zip Code)

                                 (215) 569-2200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 25, 2007, CDI Corp. (sometimes referred to in this Report as "the Company") issued a news release reporting the Company's financial results for its third quarter ended September 30, 2007 and announcing a quarterly cash dividend of $0.13 per share. A copy of the Company's news release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

The information contained in this Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CDI CORP.
                                      (Registrant)


                                      By:  /s/ Roger H. Ballou
                                         -------------------------------------
                                           Roger H. Ballou
                                           President and Chief Executive Officer

Date:  October 25, 2007


EXHIBIT INDEX

Exhibit Number    Description

99             News Release dated October 25, 2007, issued by CDI Corp.